UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/09

ITEM 1.           REPORT TO STOCKHOLDERS

  APRIL 30, 2009

Semiannual Report to Shareholders

DWS Diversified International Equity Fund (formerly DWS International Select Equity Fund)

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

17 Portfolio Summary

19 Investment Portfolio

30 Financial Statements

34 Financial Highlights

40 Notes to Financial Statements

48 Summary of Management Fee Evaluation by Independent Fee Consultant

53 Summary of Administrative Fee Evaluation by Independent Fee Consultant

54 Account Management Resources

56 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider each fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to US and foreign stock market risk. Investing in foreign securities and securities of emerging markets presents certain risks, such as currency fluctuation, political and economic changes, and market risks. Additionally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2009

Classes A, B, C, R and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R and Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2009 are 1.55%, 2.34%, 2.27%, 1.89% and 1.13% for Class A, Class B, Class C, Class R and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On July 10, 2006, the fund was reorganized from DWS International Select Equity Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS International Select Equity Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class A, B and C shares prior to their inception on February 28, 2001 and for Class R shares prior to inception on July 1, 2003 are derived from the historical performance of Institutional Class shares of the predecessor Fund's original share class during such periods and have been adjusted to reflect the different total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/09
DWS Diversified International Equity Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-6.32%	-48.82%	-15.38%	-1.62%	1.80%
Class B	-6.76%	-49.28%	-16.07%	-2.38%	.95%
Class C	-6.67%	-49.19%	-15.99%	-2.34%	.97%
Class R	-6.27%	-48.86%	-15.48%	-1.78%	1.54%
Institutional Class	-5.95%	-48.55%	-14.99%	-1.25%	2.07%
MSCI EAFE Index+	-2.64%	-42.76%	-12.34%	.66%	-.04%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 4/30/09	$ 5.07	$ 4.90	$ 4.90	$ 4.94	$ 4.94
10/31/08	$ 5.66	$ 5.44	$ 5.44	$ 5.50	$ 5.52
Distribution Information: Six Months as of 4/30/09: Income Dividends	$ .22	$ .17	$ .18	$ .21	$ .24
Institutional Class Lipper Rankings — International Multi-Cap Core Funds Category as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	250	of	274	91
3-Year	160	of	193	83
5-Year	98	of	124	78
10-Year	19	of	58	33

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Diversified International Equity Fund — Class A [] MSCI EAFE Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/09
DWS Diversified International Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$4,824	$5,710	$8,686	$11,261
	Average annual total return	-51.76%	-17.04%	-2.78%	1.19%
Class B	Growth of $10,000	$4,925	$5,837	$8,814	$10,994
	Average annual total return	-50.75%	-16.43%	-2.49%	.95%
Class C	Growth of $10,000	$5,081	$5,930	$8,883	$11,018
	Average annual total return	-49.19%	-15.99%	-2.34%	.97%
Class R	Growth of $10,000	$5,114	$6,038	$9,143	$11,655
	Average annual total return	-48.86%	-15.48%	-1.78%	1.54%
MSCI EAFE Index+	Growth of $10,000	$5,724	$6,736	$10,336	$9,964
	Average annual total return	-42.76%	-12.34%	.66%	-.04%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, free float-adjusted, market capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Diversified International Equity Fund — Institutional Class [] MSCI EAFE Index+

Yearly periods ended April 30
Comparative Results as of 4/30/09
DWS Diversified International Equity Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$514,500	$614,400	$939,000	$1,226,900
	Average annual total return	-48.55%	-14.99%	-1.25%	2.07%
MSCI EAFE Index+	Growth of $1,000,000	$572,400	$673,600	$1,033,600	$996,400
	Average annual total return	-42.76%	-12.34%	.66%	-.04%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

+ The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, free float-adjusted, market capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2009 is 1.36% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On July 10, 2006, the fund was reorganized from DWS International Select Equity Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS International Select Equity Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class S shares for the periods prior to its inception on February 28, 2005 are derived from the historical performance of Institutional Class shares of DWS Diversified International Equity Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class S. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/09
DWS Diversified International Equity Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	-6.02%	-48.63%	-15.07%	-1.38%	1.91%
MSCI EAFE Index+	-2.64%	-42.76%	-12.34%	.66%	-.04%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/09	$ 4.93
10/31/08	$ 5.51
Distribution Information: Six Months as of 4/30/09: Income Dividends	$ .24
Class S Lipper Rankings — International Multi-Cap Core Funds Category as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	252	of	274	92
3-Year	166	of	193	86

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Diversified International Equity Fund — Class S [] MSCI EAFE Index+

Yearly periods ended April 30
Comparative Results as of 4/30/09
DWS Diversified International Equity Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$5,137	$6,126	$9,330	$12,081
	Average annual total return	-48.63%	-15.07%	-1.38%	1.91%
MSCI EAFE Index+	Growth of $10,000	$5,724	$6,736	$10,336	$9,964
	Average annual total return	-42.76%	-12.34%	.66%	-.04%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, free float-adjusted, market capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2008 to April 30, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2009
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 11/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/09	$ 936.80	$ 932.40	$ 933.30	$ 937.30	$ 939.80	$ 940.50
Expenses Paid per $1,000*	$ 6.96	$ 10.78	$ 10.79	$ 6.87	$ 4.67	$ 4.43
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 11/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/09	$ 1,017.60	$ 1,013.64	$ 1,013.64	$ 1,017.70	$ 1,019.98	$ 1,020.23
Expenses Paid per $1,000*	$ 7.25	$ 11.23	$ 11.23	$ 7.15	$ 4.86	$ 4.61
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS Diversified International Equity Fund	1.45%	2.25%	2.25%	1.43%	.97%	.92%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses DWS Diversified International Equity Fund's strategy and the market environment during the six-month period ended April 30, 2009.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did the international stock markets perform during the semiannual period?

A: Despite a powerful rally in March and April 2009, global equities finished the past six months with a negative return. The worst performance occurred in the first four months of the period, when a persistent weakening in economic conditions prompted investors to flee equities in favor of safer alternatives. At its lowest point in early March, the the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index — the fund's benchmark — stood 25.82% lower than it had at the beginning of the reporting period on October 31, 2008.1

At this juncture, the aggressive stimulus efforts by the world's governments and central banks helped spark a substantial relief rally in the global markets. While headlines in the United States focused on the various stimuli being provided by Congress and the US Federal Reserve Board (the Fed), global governments were also acting to rekindle the overseas economies. In Germany, for instance, the government helped calm investors by announcing its response to cleaning up the nation's bad banks. The United Kingdom, France and the Scandinavian countries — Sweden in particular — also acted forcefully to stem the tide of the crisis, while the European Commission approved a package worth 200 billion euro. In Asia, China announced a massive stimulus package of $586 billion and Japan proposed a $100 billion-plus package of its own. Later in the period, investors were also cheered by data showing that the rate of decline in global economic growth was beginning to slow. The result was an upturn in confidence, as evidenced by an improvement in the German IFO report — a key measure of business sentiment — to its highest level in five months in April. China, perhaps the most important economic engine in the world, also showed signs of a nascent recovery during the final two months of the period.

Taken together, these factors caused the MSCI EAFE Index to rebound 31.25% off of its March low through the end of April. Still, the index finished the six-month interval in the red with a total return of -2.64%.

Q: How did the fund perform?

A: The total return of the fund's Class A shares for the six months ended April 30, 2009 was -6.32%. The fund lagged both the -2.64% return of its benchmark, the MSCI EAFE Index, and the -3.83% average return of the funds in its Lipper peer group — International Multi-Cap Core Funds.2 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for more performance information.)

Q: How was the fund positioned during the period?

A: Expecting that the process of economic recovery is likely to be long and unsteady — rather than the "V"-shaped recovery that many investors are looking for — we held a defensive posture throughout the period. We avoided or underweighted stocks that we felt were too risky or too dependent on the global economy, which led to an underweight in the financial and consumer discretionary sectors.3 We also held an overweight in health care, which tends to be less sensitive to broader economic trends but this overweight was reduced by the end of the period. The fund's geographic positioning was tilted to the conservative side as well, with an underweight position in both the United Kingdom — whose troubles parallel those of the United States — and Japan, which is dependent on the export markets. Instead, the fund held a sizeable overweight in Germany, where a higher savings rate and stronger real estate market means that its consumer sector is generally in better health than that of other European countries.

While the fund had a defensive tilt, we did not hesitate to take advantage of opportunities presented by the long downturn in equities. For instance, the fund held an overweight in the technology sector due to the abundance of companies that offered a combination of sound balance sheets and compelling valuations. We also viewed energy as a source of opportunity, believing that the sharp decline in oil prices obscures the fact that continued supply constraints could lead to higher prices down the road. Along the same line, the fund had positions in basic materials stocks with direct exposure to hard assets, such as steel and copper. From a geographic standpoint, we used the dramatic downturn in the Chinese stock market to establish positions in undervalued companies such as China Life Insurance.

Q: What elements of the fund's positioning helped and hurt performance?

A: In the financial sector, the fund was helped by both its defensive positioning and the outperformance of its holdings in China Life Insurance Co., Ltd.,* Industrial & Commerce Bank of China* and Credit Suisse Group AG.

The energy sector was also a source of strength for the fund due to the relative strength of its positions in Petroleo Brasileiro SA* ("Petrobras") and AMEC PLC.*

In telecommunications, the fund was helped by both an overweight position and strong stock selection. Telecoms have generally outperformed due to their strong cash flows and defensive nature, so the fund's above-benchmark weighting was a positive. Leading performers were Telefonica SA, a Spain-based company with substantial operations in Latin America, and Bharti Airtel Ltd.,* the Indian wireless provider.

Health care was a further source of relative strength. Here, the fund was invested in defensive companies that were minimally affected by the downturn in the global economy. A prime example is Novo Nordisk AS, the world's number one producer of insulin. Similarly, the stocks of Bayer AG and Roche Holding AG, which are among the world leaders in the birth control and oncology businesses, respectively, held up well in the down market.

On the negative side, the fund lost relative performance through its holdings in the industrials sector. The leading detractors were the Japanese stocks East Japan Railway Co. Ltd. and Mitsubishi Corp. and the German industrial conglomerate Siemens AG. Germany was also home to two underperforming financial stocks — Muenchener Rueckversicherungs —Gesellschaft AG (Munich Re) and Deutsche Boerse AG — as well as a poor-performing health care stock, Gerresheimer AG*.

The fund's performance in the consumer sector was hurt by two Japanese stocks — Japan Tobacco, Inc. and the convenience store operator Seven & I Holdings, Ltd. — as well as by a handful of stocks based in the United Kingdom, which has been hit particularly hard by slowing growth and falling housing prices. Additional underperformers included Canon, Inc. and Nintendo Corp., both of which were hurt by concerns about the slowdown in business and consumer spending; and the global metals and mining companies BHP Billiton PLC and Xstrata PLC.

Q: The fund's management team and investment approach is changing. How will the fund be managed?

A: On April 27, 2009, the fund was rebalanced and the management of the fund will be handled by the DWS Quantitative Strategy Group, headed by Robert Wang and Russell Shtern. The fund's name has changed to DWS Diversified International Equity Fund, and the fund's investment style will change from being focused to diversified.

The fund's new investment strategy is based on the principle that country and sector allocation, rather than stock selection, are the primary drivers of equity market returns. The new managers seek to add returns through a diversified and dynamic portfolio construction process rather than stock selection.

To this end, the team employs a quantitative approach that screens the MSCI EAFE universe and divides stocks according to sector and country. The investment team analyzes which sectors and countries have high correlations to one another and places them in the same "cluster." The portfolio will include 17-20 clusters, each of which should display a low correlation with the other clusters. Each cluster is assigned an equal weight to maximize diversification potential, and the portfolio will be rebalanced quarterly to maintain diversification. We believe that rebalancing not only maintains diverse portfolio, but also adds value by seeking to "buy low" and "sell high."

1 The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, free float-adjusted, market capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper International Multi-Cap Core Funds category is comprised of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-US Broad Market Index. Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-US Index. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
* Not held in the portfolio as of April 30, 2009.

Portfolio Summary

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	4/30/09	10/31/08

Continental Europe	58%	58%
Japan	11%	24%
Asia (excluding Japan)	9%	6%
United Kingdom	8%	8%
Australia	7%	—
Canada	5%	1%
Other	2%	3%
	100%	100%
Sector Diversification (As a % of Common, Preferred Stocks and Participatory Notes)	4/30/09	10/31/08

Telecommunication Services	15%	12%
Financials	13%	18%
Utilities	12%	7%
Materials	11%	9%
Industrials	10%	4%
Consumer Discretionary	9%	3%
Health Care	9%	21%
Consumer Staples	8%	10%
Information Technology	7%	5%
Energy	6%	11%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2009 (12.1% of Net Assets)	Country	Percent
1. Telecom Corp. of New Zealand Ltd. Provider of telecommunication services	New Zealand	1.4%
2. AGL Energy Ltd. Sells and distributes gas and electricity	Australia	1.4%
3. Singapore Telecommunications Ltd. Operates and provides telecommunications systems and services	Singapore	1.3%
4. CPH PLC Miner and producer of cement	Ireland	1.3%
5. Logitech International SA Manufactures personal computer input devices	Switzerland	1.2%
6. Indra Sistemas SA Offers information technology products and services	Spain	1.2%
7. Elan Corp. PLC Discovers and develops pharmaceuticals for acute care and pain	Ireland	1.1%
8. Telenor ASA Researches, develops and provides telecommunication	Norway	1.1%
9. Singapore Press Holdings Ltd. Publishes, prints and distributes newspapers and magazines	Singapore	1.1%
10. Telefonica SA Provider of telecommunication services	Spain	1.0%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2009 (Unaudited)

	Shares	Value ($)

Common Stocks 93.0%
Australia 6.2%
AGL Energy Ltd.	131,195	1,440,114
Australia & New Zealand Banking Group Ltd.	6,909	79,532
BHP Billiton Ltd.	12,388	298,227
Brambles Ltd.	48,442	207,792
Coca-Cola Amatil Ltd.	8,863	58,861
Cochlear Ltd.	2,200	79,557
Commonwealth Bank of Australia	4,585	116,578
Crown Ltd.	39,603	197,816
CSL Ltd.	20,028	500,700
CSR Ltd.	62,981	61,526
Fairfax Media Ltd.	180,168	154,621
Foster's Group Ltd.	23,566	90,246
Leighton Holdings Ltd.	5,893	89,931
Macquarie Infrastructure Group (Units)	96,411	94,659
National Australia Bank Ltd.	6,083	90,891
Newcrest Mining Ltd.	2,210	48,054
Origin Energy Ltd.	13,493	159,915
Qantas Airways Ltd.	53,604	77,292
QBE Insurance Group Ltd.	4,277	67,461
Rio Tinto Ltd.	1,260	58,913
Santos Ltd.	9,387	112,252
Sonic Healthcare Ltd.	13,273	112,626
TABCORP Holdings Ltd.	49,237	266,736
Tatts Group Ltd.	91,031	183,253
Telstra Corp., Ltd.	264,180	639,267
Toll Holdings Ltd.	25,260	108,142
Transurban Group (Units)	44,862	145,649
Wesfarmers Ltd.	11,552	189,670
Westfield Group (REIT)	10,644	82,694
Westpac Banking Corp.	8,181	113,849
Woodside Petroleum Ltd.	7,460	207,236
Woolworths Ltd.	13,330	258,666
(Cost $6,184,531)		6,392,726
Austria 2.0%
Erste Group Bank AG	25,580	534,907
Oesterreichische Elektrizitaetswirtschafts AG (Verbund) "A"	1,017	41,689
OMV AG	14,915	464,159
Raiffeisen International Bank-Holding AG	7,599	261,172
Telekom Austria AG	45,272	595,444
Vienna Insurance Group*	5,497	215,347
(Cost $2,106,201)		2,112,718
Belgium 2.8%
Anheuser-Busch InBev NV	10,986	335,316
Belgacom SA	3,388	98,265
Colruyt SA	243	55,333
Compagnie Nationale a Portefeuille	1,686	81,405
Delhaize Group	1,678	112,923
Dexia SA	21,175	102,868
Fortis	85,268	211,174
Groupe Bruxelles Lambert SA	2,665	192,351
KBC Groep NV	6,255	137,203
Mobistar SA	917	54,977
Solvay SA	7,154	614,206
UCB SA*	23,059	627,924
Umicore	15,825	310,132
(Cost $3,002,651)		2,934,077
Bermuda 0.1%
Seadrill Ltd. (Cost $125,595)	12,000	129,918
Canada 5.0%
Bank of Montreal	2,000	66,203
Bank of Nova Scotia	3,500	99,547
Barrick Gold Corp.	3,700	107,127
BCE, Inc.	14,700	314,252
Bombardier, Inc. "B"	29,700	94,080
Canadian Imperial Bank of Commerce	1,400	62,849
Canadian National Railway Co.	7,700	311,278
Canadian Natural Resources Ltd.	1,900	87,588
Canadian Pacific Railway Ltd.	3,500	125,241
Canadian Tire Corp., Ltd. "A"	2,200	93,103
Canadian Utilities Ltd. "A"	6,200	179,251
EnCana Corp.	2,200	100,828
Fortis, Inc.	12,500	232,025
George Weston Ltd.	1,900	94,307
Goldcorp, Inc.	3,200	87,475
Imperial Oil Ltd.	2,900	103,650
Kinross Gold Corp.	3,300	50,856
Loblaw Companies Ltd.	4,400	118,545
Magna International, Inc. "A"	3,434	117,901
Manulife Financial Corp.	5,900	100,468
Metro, Inc. "A"	3,700	114,724
Potash Corp. of Saskatchewan, Inc.	1,301	111,708
Research In Motion Ltd.*	7,000	483,541
Ritchie Bros. Auctioneers, Inc.	2,600	57,369
Rogers Communications, Inc. "B"	10,000	245,705
Royal Bank of Canada	3,900	138,247
Saputo, Inc.	5,900	107,785
Shaw Communications, Inc. "B"	8,600	133,328
Shoppers Drug Mart Corp.	7,800	282,050
SNC-Lavalin Group, Inc.	3,800	110,660
Suncor Energy, Inc.	3,800	95,629
Telus Corp.	3,000	69,765
Thomson Reuters Corp.	12,500	350,918
Toronto-Dominion Bank	2,600	102,623
TransAlta Corp.	16,000	275,404
(Cost $5,259,104)		5,226,030
Denmark 3.1%
A P Moller-Maersk AS "A"*	18	102,699
A P Moller-Maersk AS "B"*	32	185,407
Carlsberg AS "B"	7,659	369,601
Danisco AS	5,390	176,765
Danske Bank AS*	24,901	271,671
DSV AS	6,484	73,601
FLSmidth & Co. AS*	1,957	62,625
Jyske Bank AS (Registered)*	3,247	83,474
Novo Nordisk AS "B"	13,823	655,883
Novozymes AS "B"	9,630	654,270
Topdanmark AS*	1,043	123,502
Trygvesta AS	1,701	93,151
Vestas Wind Systems AS*	4,968	323,353
(Cost $3,463,969)		3,176,002
Finland 2.9%
Elisa Oyj	4,681	62,142
Fortum Oyj	6,686	134,894
Kone Oyj "B"	9,930	271,579
Metso Corp.	8,737	133,938
Nokia Oyj	31,815	453,443
Outokumpu Oyj	12,534	186,286
Rautaruukki Oyj	9,034	168,741
Sampo Oyj "A"	30,367	568,082
Stora Enso Oyj "R"*	60,727	348,264
UPM-Kymmene Oyj	54,035	483,143
Wartsila Corp.	5,635	185,405
(Cost $2,887,412)		2,995,917
France 6.0%
Air Liquide SA	1,608	131,143
Alcatel-Lucent*	62,147	157,310
Alstom SA	1,041	65,061
Atos Origin SA	2,287	70,862
AXA SA* (a)	9,854	164,201
BNP Paribas	4,799	252,672
Bouygues SA	1,486	63,640
Cap Gemini*	3,770	140,913
Carrefour SA*	5,544	224,209
Compagnie de Saint-Gobain	2,434	87,045
Credit Agricole SA	6,082	88,223
Danone	3,573	170,315
Dassault Systemes SA	2,415	99,584
Electricite de France	3,023	139,950
Essilor International SA	3,304	142,207
France Telecom SA	41,673	924,716
GDF Suez	16,250	584,461
L'Oreal SA	2,089	149,136
Lafarge SA	2,136	120,605
LVMH Moet Hennessy Louis Vuitton SA	1,095	82,788
Neopost SA	1,185	100,135
Pernod Ricard SA	1,879	110,815
Sanofi-Aventis	16,610	956,023
Schneider Electric SA*	1,225	92,370
Societe Generale	3,034	153,521
Suez Environnement SA*	4,662	71,033
Total SA	7,663	383,212
Unibail-Rodamco (REIT)	671	99,646
Veolia Environnement	6,534	179,278
Vinci SA	2,195	98,110
Vivendi	4,324	116,574
(Cost $6,018,577)		6,219,758
Germany 5.4%
Allianz SE (Registered) (a)	2,450	224,792
BASF SE* (a)	6,155	231,406
Bayer AG* (a)	14,365	712,630
Bayerische Motoren Werke (BMW) AG	2,177	75,217
Beiersdorf AG	4,367	179,374
Celesio AG	2,155	47,730
Daimler AG (Registered)	4,941	176,090
Deutsche Boerse AG	1,199	88,503
Deutsche Post AG (Registered)	6,431	73,760
Deutsche Telekom AG (Registered) (a)	50,725	611,137
E.ON AG (a)	21,609	729,849
Fresenius Medical Care AG & Co. KGaA (a)	3,363	132,382
Henkel AG & Co. KGaA	6,170	152,136
K + S AG	1,158	69,483
Linde AG	1,077	85,638
MAN AG	1,223	75,550
Merck KGaA	1,337	119,699
Metro AG	5,449	231,646
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (a)	1,201	165,772
RWE AG	5,049	362,995
SAP AG	12,091	462,428
Siemens AG (Registered)	5,580	374,550
ThyssenKrupp AG	3,108	66,495
Volkswagen AG	409	128,682
(Cost $5,088,894)		5,577,944
Hong Kong 3.3%
Cheung Kong (Holdings) Ltd.	17,000	177,108
Cheung Kong Infrastructure Holdings Ltd.	17,000	65,803
CLP Holdings Ltd.	87,000	587,362
Esprit Holdings Ltd.	50,400	308,934
Hang Seng Bank Ltd.	6,700	74,288
Hong Kong & China Gas Co., Ltd.	179,000	333,238
Hong Kong Exchanges & Clearing Ltd.	8,500	97,691
Hongkong Electric Holdings Ltd.	54,000	319,596
Hutchison Whampoa Ltd.	87,000	508,522
Li & Fung Ltd.	110,000	309,639
MTR Corp., Ltd.	63,000	159,663
Noble Group Ltd.	62,000	53,809
Shangri-La Asia Ltd.	76,000	112,478
Sun Hung Kai Properties Ltd.	14,000	144,085
Swire Pacific Ltd. "A"	15,500	120,975
(Cost $3,253,152)		3,373,191
Ireland 3.0%
CRH PLC	49,394	1,284,568
Elan Corp. PLC*	196,900	1,170,445
Experian PLC	11,742	77,490
Kerry Group PLC "A"	27,334	561,105
(Cost $2,813,839)		3,093,608
Italy 3.5%
A2A SpA	58,867	97,082
Assicurazioni Generali SpA	8,446	171,580
Enel SpA	139,989	758,376
Eni SpA	17,442	378,000
Fiat SpA*	33,669	329,001
Intesa Sanpaolo	55,909	177,099
Lottomatica SpA*	4,938	101,723
Luxottica Group SpA	6,603	121,860
Mediaset SpA	39,442	221,464
Saipem SpA	2,945	63,326
Snam Rete Gas SpA	23,296	92,451
Telecom Italia SpA	342,310	432,669
Telecom Italia SpA (RSP)	208,114	185,670
Terna-Rete Elettrica Nationale SpA	40,455	130,341
UBI Banca-Unione di Banche Italiane ScpA	6,975	95,888
UniCredit SpA	91,105	220,418
(Cost $3,571,933)		3,576,948
Japan 10.7%
AEON Co., Ltd.	15,800	123,348
Ajinomoto Co., Inc.	12,000	88,130
Asahi Breweries Ltd.	7,300	91,836
Astellas Pharma, Inc.	9,400	306,658
Canon, Inc.	6,150	185,468
Chubu Electric Power Co., Inc.	10,600	233,286
Chugai Pharmaceutical Co., Ltd.	5,200	96,400
Chugoku Electric Power Co., Inc.	4,900	98,953
Daiichi Sankyo Co., Ltd.	13,900	233,775
East Japan Railway Co.	1,798	101,280
Eisai Co., Ltd.	6,000	161,897
Electric Power Development Co., Ltd.	3,600	104,611
FANUC Ltd.	1,300	93,583
Fujifilm Holdings Corp.	4,800	123,309
Hitachi Ltd.	32,000	111,401
Hokkaido Electric Power Co., Inc.	4,900	90,189
Hokuriku Electric Power Co.	3,900	88,001
Honda Motor Co., Ltd.	5,900	171,530
INPEX Corp.	24	150,402
Japan Tobacco, Inc.	56	139,813
JFE Holdings, Inc.	5,400	147,039
Kansai Electric Power Co., Inc.	12,100	246,508
Kao Corp.	7,000	131,686
KDDI Corp.	86	386,462
Kirin Holdings Co., Ltd.	12,000	132,041
Kyocera Corp.	1,700	131,723
Kyowa Hakko Kirin Co., Ltd.	11,000	96,414
Kyushu Electric Power Co., Inc.	6,600	136,120
Mitsubishi Corp.	6,700	102,983
Mitsubishi Estate Co., Ltd.	8,000	104,379
Mitsubishi Tanabe Pharma Corp.	7,000	66,329
Mitsubishi UFJ Financial Group, Inc.	43,700	238,009
Mitsui & Co., Ltd.	10,000	104,744
Mizuho Financial Group, Inc.	59,100	124,146
Nintendo Co., Ltd.	500	133,771
Nippon Mining Holdings, Inc.	29,500	134,491
Nippon Oil Corp.	40,000	208,419
Nippon Steel Corp.	48,000	159,994
Nippon Telegraph & Telephone Corp.	6,605	247,573
Nomura Holdings, Inc.	19,500	116,935
NTT DoCoMo, Inc.	439	611,635
Olympus Corp.	7,000	114,080
Ono Pharmaceutical Co., Ltd.	2,900	123,009
Osaka Gas Co., Ltd.	42,000	133,253
Panasonic Corp.	7,900	114,940
Santen Pharmaceutical Co., Ltd.	2,800	78,990
Seven & I Holdings Co., Ltd.	10,500	237,302
Shikoku Electric Power Co., Inc.	3,400	93,326
Shin-Etsu Chemical Co., Ltd.	3,300	159,762
Shionogi & Co., Ltd.	7,000	120,500
Shiseido Co., Ltd.	6,000	105,420
Showa Shell Sekiyu K.K.	12,200	107,034
SoftBank Corp.	22,300	349,377
Sony Corp.	5,200	134,546
Sumitomo Chemical Co., Ltd.	23,000	90,120
Sumitomo Metal Industries Ltd.	44,000	102,200
Sumitomo Metal Mining Co., Ltd.	7,000	78,515
Sumitomo Mitsui Financial Group, Inc.	4,000	138,432
Taisho Pharmaceutical Co., Ltd.	4,000	73,194
Takeda Pharmaceutical Co., Ltd.	15,100	536,705
Terumo Corp.	3,800	143,725
Tohoku Electric Power Co., Inc.	7,600	158,448
Tokio Marine Holdings, Inc.	4,200	111,002
Tokyo Electric Power Co., Inc.	19,500	456,974
Tokyo Gas Co., Ltd.	44,000	166,691
TonenGeneral Sekiyu K.K.	12,000	113,603
Toray Industries, Inc.	19,000	83,810
Toshiba Corp.	31,000	105,944
Toyota Motor Corp.	8,200	321,000
(Cost $11,382,167)		11,107,173
Luxembourg 0.4%
ArcelorMittal	6,898	161,925
Millicom International Cellular SA (SDR)	2,881	140,762
Tenaris SA	8,456	106,658
(Cost $367,383)		409,345
Netherlands 4.2%
AEGON NV	30,605	155,521
Akzo Nobel NV	7,416	311,481
ASML Holding NV	26,666	541,962
Fugro NV (CVA)	7,300	260,824
Heineken NV	2,562	76,189
ING Groep NV (CVA)	36,646	337,217
Koninklijke (Royal) KPN NV	48,126	578,213
Koninklijke (Royal) Philips Electronics NV	15,616	281,568
Koninklijke Ahold NV	15,648	172,159
Koninklijke DSM NV	4,673	144,429
Reed Elsevier NV	28,271	310,940
Royal Dutch Shell PLC "A"	4,478	103,751
Royal Dutch Shell PLC "B"	3,411	78,233
SBM Offshore NV	17,068	274,750
TNT NV	6,985	128,674
Unilever NV (CVA)	18,734	370,467
Wolters Kluwer NV	13,149	216,694
(Cost $4,228,343)		4,343,072
New Zealand 1.4%
Telecom Corp. of New Zealand Ltd. (Cost $1,446,998)	926,889	1,481,061
Norway 3.3%
DnB NOR ASA (a)	75,700	472,056
Norsk Hydro ASA	110,400	487,478
Orkla ASA	9,400	68,043
StatoilHydro ASA	20,100	376,443
Telenor ASA	185,500	1,157,894
Yara International ASA	29,450	796,065
(Cost $3,290,129)		3,357,979
Portugal 2.8%
Banco Comercial Portugues SA (Registered)	491,763	457,692
Banco Espirito Santo SA (Registered)	108,427	531,864
Brisa	97,224	662,940
EDP — Energias de Portugal SA	159,683	582,542
Portugal Telecom, SGPS, SA (Registered)	82,592	632,034
(Cost $2,834,745)		2,867,072
Singapore 3.8%
Capitaland Ltd.	48,000	88,365
ComfortDelGro Corp., Ltd.	87,000	83,027
DBS Group Holdings Ltd.	25,000	159,412
Fraser & Neave Ltd.	53,000	93,256
Keppel Corp., Ltd.	47,000	187,928
Oversea-Chinese Banking Corp., Ltd.	43,000	169,284
SembCorp Industries Ltd.	45,000	82,237
SembCorp Marine Ltd.	41,000	57,716
Singapore Airlines Ltd.	19,000	136,731
Singapore Exchange Ltd.	16,000	67,184
Singapore Press Holdings Ltd.	583,000	1,137,731
Singapore Technologies Engineering Ltd.	53,000	91,442
Singapore Telecommunications Ltd.	800,000	1,375,745
United Overseas Bank Ltd.	21,000	161,649
(Cost $3,815,217)		3,891,707
Spain 6.6%
Abertis Infraestructuras SA	11,709	210,057
Acciona SA	718	73,482
Acerinox SA	35,826	545,656
ACS, Actividades de Construccion y Servicios SA	7,744	387,425
Banco Bilbao Vizcaya Argentaria SA	11,073	119,366
Banco Santander SA	24,560	231,860
Cintra Concesiones de Infraestructuras de Transporte SA*	13,438	73,215
Enagas	5,104	89,218
Fomento de Construcciones y Contratas SA	2,692	96,419
Gamesa Corporacion Tecnologica SA	8,418	157,937
Gas Natural SDG, SA	5,660	90,205
Grupo Ferrovial SA	3,441	99,172
Iberdrola Renovables SA*	26,336	107,326
Iberdrola SA	72,051	569,331
Indra Sistemas SA	61,984	1,227,248
Industria de Diseno Textil SA	11,945	509,736
Red Electrica Corporacion SA	2,698	113,310
Repsol YPF SA	50,134	954,127
Telefonica SA	54,794	1,040,413
Zardoya Otis SA	6,052	123,865
(Cost $6,582,916)		6,819,368
Sweden 3.4%
AB SKF "B"	6,275	68,782
Atlas Copco AB "A"	8,310	77,302
Electrolux AB "B"*	6,852	77,268
Hennes & Mauritz AB "B" (a)	8,011	358,148
Husqvarna AB "B"*	10,919	53,364
Investor AB "B"	5,069	73,283
Nordea Bank AB	37,514	278,972
Sandvik AB	12,222	80,243
Skandinaviska Enskilda Banken AB "A"*	22,492	87,739
SSAB Svenskt Stal AB "A"	15,764	150,014
Svenska Cellulosa AB "B"	43,474	420,606
Svenska Handelsbanken AB "A"	5,738	100,158
Swedish Match AB	46,203	661,118
Tele2 AB "B"	12,794	121,159
Telefonaktiebolaget LM Ericsson "B"	53,876	464,798
TeliaSonera AB	79,660	376,294
Volvo AB "B"	12,569	81,803
(Cost $3,549,440)		3,531,051
Switzerland 5.7%
ABB Ltd. (Registered)*	20,649	291,772
Adecco SA (Registered)*	1,631	64,317
Compagnie Financiere Richemont SA "A"	17,625	315,679
Credit Suisse Group AG (Registered)	5,928	226,546
Geberit AG (Registered)*	634	67,740
Givaudan SA (Registered)	143	90,767
Holcim Ltd. (Registered)	2,975	150,416
Julius Baer Holding AG (Registered)	1,756	57,594
Logitech International SA (Registered)*	92,535	1,230,801
Nestle SA (Registered) (a)	19,075	620,379
Novartis AG (Registered)	11,324	427,683
Roche Holding AG (Genusschein)	3,744	473,092
SGS SA (Registered)	61	68,192
STMicroelectronics NV	20,792	137,229
Swatch Group AG (Bearer)	1,173	162,697
Swatch Group AG (Registered)	2,355	67,955
Swiss Re (Registered)*	2,423	57,176
Swisscom AG (Registered)	2,466	641,923
Syngenta AG (Registered)	1,250	266,692
UBS AG (Registered)*	16,715	229,924
Xstrata PLC	7,134	62,708
Zurich Financial Services AG	891	164,558
(Cost $5,554,973)		5,875,840
United Kingdom 7.4%
Anglo American PLC	5,394	116,999
AstraZeneca PLC	10,561	370,342
BAE Systems PLC	35,800	188,316
Barclays PLC	25,332	103,072
BG Group PLC	5,025	80,797
BHP Billiton PLC	7,494	157,434
BP PLC	24,304	172,338
British American Tobacco PLC	8,730	211,841
British Sky Broadcasting Group PLC	12,381	88,174
BT Group PLC	94,099	130,754
Cable & Wireless PLC	33,681	74,131
Cadbury PLC	9,351	70,078
Capita Group PLC	9,530	95,967
Centrica PLC	83,110	278,654
Compass Group PLC	20,283	96,946
Diageo PLC	12,200	146,436
Drax Group PLC	7,574	57,369
GlaxoSmithKline PLC	36,741	567,360
HSBC Holdings PLC	43,655	310,109
Imperial Tobacco Group PLC	5,239	119,782
International Power PLC	29,510	106,867
Kingfisher PLC	27,167	73,960
Logica PLC	168,178	190,251
Marks & Spencer Group PLC	16,342	81,284
National Grid PLC	38,908	324,752
Next PLC	2,698	64,541
Pearson PLC	10,003	104,104
Reckitt Benckiser Group PLC	2,789	109,836
Reed Elsevier PLC	13,717	101,836
Rio Tinto PLC	3,354	137,195
Rolls-Royce Group PLC*	25,410	126,548
SABMiller PLC	5,414	90,843
Scottish & Southern Energy PLC	15,223	248,799
Severn Trent PLC	5,588	85,958
Shire PLC	5,363	66,987
Smith & Nephew PLC	8,030	56,759
Smiths Group PLC	7,273	78,066
Standard Chartered PLC	6,398	98,390
Tesco PLC	40,426	200,700
The Sage Group PLC	143,162	389,602
Thomson Reuters PLC	2,381	61,567
Unilever PLC	6,435	125,591
United Utilities Group PLC	15,026	112,761
Vodafone Group PLC	517,285	950,155
William Morrison Supermarkets PLC	16,403	59,599
Wolseley PLC*	3,314	59,370
WPP PLC	16,317	111,600
(Cost $7,473,183)		7,654,820
United States 0.0%
Synthes, Inc. (Cost $37,945)	378	38,387
Total Common Stocks (Cost $94,339,297)		96,185,712

Preferred Stocks 0.3%
Germany
Fresenius SE	1,644	84,841
Henkel AG & Co. KGaA	8,283	224,204
Total Preferred Stocks (Cost $306,749)		309,045

Exchange-Traded Fund 1.7%
Vanguard Emerging Markets (Cost $1,786,258)	64,750	1,791,633

Securities Lending Collateral 21.6%
Daily Assets Fund Institutional, 0.66% (b) (c) (Cost $22,294,160)	22,294,160	22,294,160

Cash Equivalents 3.7%
Cash Management QP Trust, 0.46% (b) (Cost $3,822,637)	3,822,637	3,822,637
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $122,549,101)+	120.3	124,403,187
Other Assets and Liabilities, Net (a)	(20.3)	(21,004,306)
Net Assets	100.0	103,398,881
* Non-income producing security
+ The cost for federal income tax purposes was $125,110,844. At April 30, 2009, net unrealized depreciation for all securities based on tax cost was $707,657. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,806,025 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,513,682.
(a) All or a portion of these securities were on loan amounting to $4,422,752. In addition, included in other assets and liabilities, net are pending sales, amounting to $17,031,752 that are also on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2009 amounted to $21,454,504, which is 20.7% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

CVA: Certificaten Van Aandelen

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SDR: Swedish Depositary Receipt

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 29,311,823
Level 2	95,091,364
Level 3	—
Total	$ 124,403,187

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2009 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $96,432,304) — including $4,422,752 of securities loaned	$ 98,286,390
Investment in Daily Assets Fund Institutional (cost $22,294,160)*	22,294,160
Investment in Cash Management QP Trust (cost $3,822,637)	3,822,637
Total investments, at value (cost $122,549,101)	124,403,187
Foreign currency, at value (cost $377,943)	377,902
Receivable for investments sold	83,322,601
Receivable for Fund shares sold	53,761
Dividends receivable	459,859
Interest receivable	57,804
Foreign taxes recoverable	286,884
Due from Advisor	20,034
Other assets	61,022
Total assets	209,043,054
Liabilities
Payable upon return of securities loaned	22,294,160
Payable for investments purchased	82,861,667
Payable for Fund shares redeemed	118,513
Accrued management fee	138,129
Other accrued expenses and payables	231,704
Total liabilities	105,644,173
Net assets, at value	$ 103,398,881
Net Assets Consist of
Undistributed net investment income	862,836
Net unrealized appreciation (depreciation) on: Investments	1,854,086
Foreign currency	455
Accumulated net realized gain (loss)	(96,654,717)
Paid-in capital	197,336,221
Net assets, at value	$ 103,398,881
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2009 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($39,714,378 ÷ 7,831,351 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 5.07
Maximum offering price per share (100 ÷ 94.25 of $5.07)	$ 5.38

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,260,410 ÷ 665,936 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 4.90

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,626,862 ÷ 1,148,903 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 4.90

Class R

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($918,445 ÷ 185,745 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 4.94
Class S Net Asset Value, offering and redemption price(a) per share ($18,670,722 ÷ 3,786,482 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 4.93

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($35,208,064 ÷ 7,130,189 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 4.94
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2009 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $182,309)	$ 1,421,512
Interest — Cash Management QP Trust	19,037
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	114,041
Total Income	1,554,590
Expenses: Management fee	369,413
Administration fee	52,773
Distribution and service fees	96,434
Services to shareholders	157,096
Custodian fee	61,475
Professional fees	41,630
Trustees' fees and expenses	1,998
Reports to shareholders	34,992
Registration fees	44,137
Other	22,142
Total expenses before expense reductions	882,090
Expense reductions	(217,938)
Total expenses after expense reductions	664,152
Net investment income (loss)	890,438
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(54,768,964)
Foreign currency	74,935
(54,694,029)
Change in net unrealized appreciation (depreciation) on: Investments	45,030,995
Foreign currency	(53,049)
44,977,946
Net gain (loss)	(9,716,083)
Net increase (decrease) in net assets resulting from operations	$ (8,825,645)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008
Operations: Net investment income (loss)	$ 890,438	$ 5,501,650
Net realized gain (loss)	(54,694,029)	(41,898,322)
Change in net unrealized appreciation (depreciation)	44,977,946	(101,301,566)
Net increase (decrease) in net assets resulting from operations	(8,825,645)	(137,698,238)
Distributions to shareholders from: Net investment income: Class A	(1,800,755)	(492,544)
Class B	(140,465)	—
Class C	(233,767)	—
Class R	(24,212)	(1,228)
Class S	(964,835)	(494,472)
Institutional Class	(1,756,423)	(899,080)
Net realized gains: Class A	—	(19,678,787)
Class B	—	(2,343,447)
Class C	—	(3,790,671)
Class R	—	(111,077)
Class S	—	(11,715,195)
Institutional Class	—	(19,988,702)
Total distributions	$ (4,920,457)	$ (59,515,203)
Fund share transactions: Proceeds from shares sold	15,499,863	97,994,468
Reinvestment of distributions	4,705,405	51,003,669
Cost of shares redeemed	(27,504,072)	(114,480,340)
Redemption fees	1,369	5,253
Net increase (decrease) in net assets from Fund share transactions	(7,297,435)	34,523,050
Increase (decrease) in net assets	(21,043,537)	(162,690,391)
Net assets at beginning of year	124,442,418	287,132,809
Net assets at end of period (including undistributed net investment income of $862,836 and $4,892,855, respectively)	$ 103,398,881	$ 124,442,418

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 5.66	$ 14.53	$ 13.15	$ 11.28	$ 10.21	$ 9.08
Income (loss) from investment operations: Net investment income (loss)[b]	.04	.22[c]	.14	.16[c]	.17[c]	.06
Net realized and unrealized gain (loss)	(.41)	(6.18)	3.47	2.51	1.72	1.18
Total from investment operations	(.37)	(5.96)	3.61	2.67	1.89	1.24
Less distributions from: Net investment income	(.22)	(.07)	(.44)	—	(.47)	(.11)
Net realized gains	—	(2.84)	(1.79)	(.80)	(.35)	—
Total distributions	(.22)	(2.91)	(2.23)	(.80)	(.82)	(.11)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 5.07	$ 5.66	$ 14.53	$ 13.15	$ 11.28	$ 10.21
Total Return (%)[d]	(6.32)f**	(50.51)[f,g]	31.76[f]	23.64[f]	18.65	13.77
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	46	101	80	193	484
Ratio of expenses before expense reductions (%)	1.74*	1.55	1.45	1.41	1.33	1.36
Ratio of expenses after expense reductions (%)	1.45*	1.38	1.36	1.37	1.33	1.36
Ratio of net investment income (%)	1.50*	2.22[c]	1.08	1.30[c]	1.58[c]	.62
Portfolio turnover rate (%)	126**	154	119	140[e]	122[e]	138
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12, $0.02 and $0.05 per share and 1.27%, 0.17% and 0.47% of average daily net assets for the years ended October 31, 2008, 2006 and 2005, respectively.
[d] Total return does not reflect the effect of any sales charges.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
[f] Total return would have been lower had certain expenses not been reduced.
[g] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (50.68)%.
* Annualized ** Not annualized *** Amount is less than $.005.

Class B Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 5.44	$ 14.10	$ 12.80	$ 11.08	$ 9.97	$ 8.87
Income (loss) from investment operations: Net investment income (loss)[b]	.02	.14[c]	.04	.07[c]	.07[c]	(.01)
Net realized and unrealized gain (loss)	(.39)	(5.96)	3.38	2.45	1.70	1.15
Total from investment operations	(.37)	(5.82)	3.42	2.52	1.77	1.14
Less distributions from: Net investment income	(.17)	—	(.33)	—	(.31)	(.04)
Net realized gains	—	(2.84)	(1.79)	(.80)	(.35)	—
Total distributions	(.17)	(2.84)	(2.12)	(.80)	(.66)	(.04)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 4.90	$ 5.44	$ 14.10	$ 12.80	$ 11.08	$ 9.97
Total Return (%)[d]	(6.76)f**	(50.89)[f,g]	30.74[f]	22.68[f]	17.79	12.87
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	5	12	11	9	7
Ratio of expenses before reductions (%)	2.72*	2.34	2.23	2.26	2.08	2.11
Ratio of expenses after expense reductions (%)	2.25*	2.18	2.14	2.14	2.08	2.11
Ratio of net investment income (loss) (%)	.70*	1.42[c]	.30	.53[c]	.83[c]	(.13)
Portfolio turnover rate (%)	126**	154	119	140[e]	122[e]	138
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12, $0.02 and $0.04 per share and 1.27%, 0.17% and 0.47% of average daily net assets for the years ended October 31, 2008, 2006 and 2005, respectively.
[d] Total return does not reflect the effect of any sales charges.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
[f] Total return would have been lower had certain expenses not been reduced.
[g] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (51.06)%.
* Annualized ** Not annualized *** Amount is less than $.005.

Class C Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 5.44	$ 14.11	$ 12.79	$ 11.08	$ 9.97	$ 8.86
Income (loss) from investment operations: Net investment income (loss)[b]	.02	.15[c]	.05	.06[c]	.07[c]	(.01)
Net realized and unrealized gain (loss)	(.38)	(5.98)	3.38	2.45	1.69	1.16
Total from investment operations	(.36)	(5.83)	3.43	2.51	1.76	1.15
Less distributions from: Net investment income	(.18)	—	(.32)	—	(.30)	(.04)
Net realized gains	—	(2.84)	(1.79)	(.80)	(.35)	—
Total distributions	(.18)	(2.84)	(2.11)	(.80)	(.65)	(.04)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 4.90	$ 5.44	$ 14.11	$ 12.79	$ 11.08	$ 9.97
Total Return (%)[d]	(6.67)f**	(50.81)[f,g]	30.78[f]	22.59	17.79	13.00
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	8	18	16	16	13
Ratio of expenses before expense reductions (%)	2.57*	2.27	2.18	2.18	2.08	2.11
Ratio of expenses after expense reductions (%)	2.25*	2.10	2.10	2.18	2.08	2.11
Ratio of net investment income (loss) (%)	.70*	1.50[c]	.34	.49[c]	.83[c]	(.13)
Portfolio turnover rate (%)	126**	154	119	140[e]	122[e]	138
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12, $0.02 and $0.05 per share and 1.27%, 0.17% and 0.47% of average daily net assets for the years ended October 31, 2008, 2006 and 2005, respectively.
[d] Total return does not reflect the effect of any sales charges.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
[f] Total return would have been lower had certain expenses not been reduced.
[g] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (50.98)%.
* Annualized ** Not annualized *** Amount is less than $.005.

Class R Years Ended October 31,	2009[a]	2008	2007	2006[b]	2005[b]	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 5.50	$ 14.19	$ 12.86	$ 11.07	$ 9.86	$ 8.77
Income (loss) from investment operations: Net investment income (loss)[c]	.04	.22[d]	.13	.13[d]	.11[d]	.04
Net realized and unrealized gain (loss)	(.39)	(6.04)	3.39	2.46	1.70	1.14
Total from investment operations	(.35)	(5.82)	3.52	2.59	1.81	1.18
Less distributions from: Net investment income	(.21)	(.03)	(.40)	—	(.41)	(.09)
Net realized gains	—	(2.84)	(1.79)	(.80)	(.19)	—
Total distributions	(.21)	(2.87)	(2.19)	(.80)	(.60)	(.09)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 4.94	$ 5.50	$ 14.19	$ 12.86	$ 11.07	$ 9.86
Total Return (%)	(6.27)f**	(50.62)[f,g]	31.66[f]	23.36[f]	18.45	13.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	1	3	2.4
Ratio of expenses before expense reductions (%)	1.72*	1.64	1.52	1.70	1.55	1.61
Ratio of expenses after expense reductions (%)	1.43*	1.47	1.44	1.63	1.55	1.61
Ratio of net investment income (%)	1.52*	2.13[d]	1.00	1.04[d]	1.36[d]	.37
Portfolio turnover rate (%)	126**	154	119	140[e]	122[e]	138
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Per share data have been restated to reflect the effects of a 1.82569632 for 1 stock split effective November 11, 2005.
[c] Based on average shares outstanding during the period.
[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12, $0.02 and $0.04 per share and 1.27%, 0.17% and 0.47% of average daily net assets for the years ended October 31, 2008, 2006 and 2005, respectively.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
[f] Total return would have been lower had certain expenses not been reduced.
[g] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (50.79)%.
* Annualized ** Not annualized *** Amount is less than $.005.

Class S Years Ended October 31,	2009[a]	2008	2007	2006[b]	2005[b,c]
Selected Per Share Data
Net asset value, beginning of period	$ 5.51	$ 14.25	$ 12.90	$ 11.07	$ 11.05
Income (loss) from investment operations: Net investment income (loss)[d]	.05	.26[e]	.19	.19[e]	.11[e]
Net realized and unrealized gain (loss)	(.39)	(6.04)	3.41	2.44	.44
Total from investment operations	(.34)	(5.78)	3.60	2.63	.55
Less distributions from: Net investment income	(.24)	(.12)	(.46)	—	(.34)
Net realized gains	—	(2.84)	(1.79)	(.80)	(.19)
Total distributions	(.24)	(2.96)	(2.25)	(.80)	(.53)
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 4.93	$ 5.51	$ 14.25	$ 12.90	$ 11.07
Total Return (%)[f]	(6.02)**	(50.38)[h]	32.29	23.77	5.15**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	24	58	41	5
Ratio of expenses before expense reductions (%)	1.69*	1.36	1.22	1.31	1.33*
Ratio of expenses after expense reductions (%)	.97*	.97	.98	1.18	1.28*
Ratio of net investment income (%)	1.98*	2.63[e]	1.46	1.49[e]	1.47e*
Portfolio turnover rate (%)	126**	154	119	140[g]	122[g]
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Per share data have been restated to reflect the effects of a 1.81850854 for 1 stock split effective November 11, 2005.
[c] For the period from February 28, 2005 (commencement of operations of Class S shares) to October 31, 2005.
[d] Based on average shares outstanding during the period.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12, $0.02 and $0.03 per share and 1.27%, 0.17% and 0.35% of average daily net assets for the periods ended October 31, 2008, 2006 and 2005, respectively.
[f] Total return would have been lower had certain expenses not been reduced.
[g] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
[h] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (50.55)%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2009[a]	2008	2007	2006[b]	2005[b]	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 5.52	$ 14.26	$ 12.92	$ 11.07	$ 9.90	$ 8.81
Income (loss) from investment operations: Net investment income (loss)[c]	.05	.26[e]	.19	.20[e]	.18[e]	.08
Net realized and unrealized gain (loss)	(.39)	(6.03)	3.41	2.45	1.69	1.14
Total from investment operations	(.34)	(5.77)	3.60	2.65	1.87	1.22
Less distributions from: Net investment income	(.24)	(.13)	(.47)	—	(.51)	(.13)
Net realized gains	—	(2.84)	(1.79)	(.80)	(.19)	—
Total distributions	(.24)	(2.97)	(2.26)	(.80)	(.70)	(.13)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 4.94	$ 5.52	$ 14.26	$ 12.92	$ 11.07	$ 9.90
Total Return (%)	(5.95)d**	(50.31[d,g]	32.27[d]	23.96[d]	19.06	13.97
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35	42	98	119	98	96
Ratio of expenses before expense reductions (%)	1.32*	1.13	1.04	1.13	1.08	1.10
Ratio of expenses after expense reductions (%)	.92*	.92	.93	1.10	1.08	1.10
Ratio of net investment income (%)	2.03*	2.68[e]	1.51	1.57[e]	1.83[e]	.88
Portfolio turnover rate (%)	126**	154	119	140[f]	122[f]	138
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Per share data have been restated to reflect the effects of a 1.81761006 for 1 stock split effective November 11, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12, $0.02 and $0.04 per share and 1.27%, 0.17% and 0.47% of average daily net assets for the years ended October 31, 2008, 2006 and 2005, respectively.
[f] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
[g] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (50.48)%.
* Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Diversified International Equity Fund (the "Fund") (formerly DWS International Select Equity Fund) is a diversified series of DWS Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities and exchange traded funds are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncement. In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At October 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $39,399,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2016, the expiration date, whichever occurs first.

The Fund has reviewed the tax positions for each of the open tax years as of October 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in foreign passive investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund share redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $131,477,683 and $145,039,981, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.700%
Next $1.75 billion of such net assets	.685%
Next $1.75 billion of such net assets	.670%
Over $5.0 billion of such net assets	.655%

For the period from November 1, 2008 through October 31, 2009, the Advisor has voluntarily agreed to waive their fees or reimburse expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class of the Fund as follows:

Class A	1.50%
Class B	2.25%
Class C	2.25%
Class R	1.75%
Class S	.97%
Institutional Class	.92%

These voluntary waivers or reimbursements may be terminated at any time at the option of the Advisor.

Accordingly, for the six months ended April 30, 2009, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $152,777 and the amount charged aggregated $216,636, which was equivalent to an annualized effective rate of 0.41% of the Fund's average daily net assets.

In addition, for the six months ended April 30, 2009, the Advisor reimbursed the Fund $19,086 and $8,539 of sub-recordkeeping expenses for Class S and Institutional Class shares, respectively.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2009, the Advisor received an Administration Fee of $52,773, of which $8,435 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee they receive from the Fund. For the six months ended April 30, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2009
Class A	$ 43,502	$ —	$ 17,180
Class B	7,960	3,375	1,453
Class C	8,576	1,010	2,043
Class R	209	—	141
Class S	22,552	22,552	—
Institutional Class	10,599	10,599	—
	$ 93,398	$ 37,536	$ 20,817

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of the average daily net assets of each of Class B and C shares of the Fund, and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended April 30, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2009
Class B	$ 13,926	$ 2,037
Class C	22,739	3,463
Class R	889	184
	$ 37,554	$ 5,684

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and Class R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2009	Annualized Effective Rate
Class A	$ 46,806	$ 10,137.23%
Class B	4,581	671.25%
Class C	7,493	946.25%
Class R	—	—	.00%
	$ 58,880	$ 11,754

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2009 aggregated $1,206.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2009, the CDSC for Class B and C shares aggregated $7,115 and $1,287, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $17,919, all of which was paid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated fund's investment in the QP Trust.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2009		Year Ended October 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,514,353	$ 7,772,541	2,649,034	$ 25,851,376
Class B	62,873	314,326	208,354	2,092,084
Class C	73,419	352,654	466,764	4,720,188
Class R	84,722	411,367	91,682	746,411
Class S	736,475	3,680,633	3,705,180	36,168,388
Institutional Class	607,909	2,968,342	2,964,105	28,416,021
		$ 15,499,863		$ 97,994,468
Shares issued to shareholders in reinvestment of distributions
Class A	340,173	$ 1,731,478	1,774,301	$ 19,038,250
Class B	24,066	118,644	193,177	2,005,173
Class C	39,502	194,744	289,633	3,009,292
Class R	4,879	24,212	10,747	112,305
Class S	190,423	940,693	646,247	6,736,667
Institutional Class	343,246	1,695,634	1,927,323	20,101,982
		$ 4,705,405		$ 51,003,669
Shares redeemed
Class A	(2,114,705)	$ (10,287,756)	(3,307,644)	$ (31,038,688)
Class B	(270,423)	(1,283,135)	(378,671)	(3,392,618)
Class C	(377,051)	(1,815,323)	(629,196)	(5,619,824)
Class R	(10,482)	(48,044)	(33,689)	(287,875)
Class S	(1,496,625)	(7,276,731)	(4,048,307)	(37,537,348)
Institutional Class	(1,385,343)	(6,793,083)	(4,174,536)	(36,603,987)
		$ (27,504,072)		$ (114,480,340)
Redemption fees		$ 1,369		$ 5,253
Net increase (decrease)
Class A	(260,179)	$ (783,731)	1,115,691	$ 13,851,345
Class B	(183,484)	(850,165)	22,860	704,643
Class C	(264,130)	(1,267,925)	127,201	2,109,656
Class R	79,119	387,535	68,740	575,305
Class S	(569,727)	(2,654,411)	303,120	5,367,721
Institutional Class	(434,188)	(2,128,738)	716,892	11,914,380
		$ (7,297,435)		$ 34,523,050

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For shareholders of Classes A, B, C, S and Institutional Class
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	DBISX	DBIBX	DBICX	DBIVX	MGINX
CUSIP Number	23339E 400	23339E 509	23339E 608	23339E 707	23339E 103
Fund Number	499	699	799	2399	559
For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-investments.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class R
Nasdaq Symbol	DBITX
CUSIP Number	23339E 806
Fund Number	1501

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Diversified International Equity Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Diversified International Equity Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 1, 2009